Exhibit 10.131

AMENDMENT NO.1
TO CONTRACT CONCERNING THE PROPERTY AT:

24.23 ACRES OF VACANT  LAND (APNs: 0620-223-04, -05, 06), TWENTYNINE PALMS,
SAN BERNARDINO COUNTY, CALIFORNIA

Purchaser and Seller have come to an agreement to extend:

i.             escrow closing date to on or before January 31, 2013"; and,

ii.             subject to Coronus Energy Corp. board of director approval date to on or beforeJanuary 24, 2013.

DATED EFFECTIVE: December  31, 2012

PURCHASER:

JEFF THACHUCK
[purchasers signature above/printed name below]
CORONUS ENERGY CORP.

SELLER:

ALBERT J. CARNES
[sellers signature above/printed name below]
ALBERT J. CARNES